                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): January 12, 2005

                          DVI Receivables XVIII, L.L.C.
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             (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                 333-74901-02              14-1852990
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        (State or Other              (Commission              (IRS Employer
Jurisdiction of Incorporation)       File Number)         Identification Number)

                     29 DALEY CIRCLE, MARLBOROUGH, MA 07152

       Registrant's Telephone Number, Including Area Code: (508) 460-1585

                        2500 YORK ROAD, JAMISON, PA 18929
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 10, 2005, Lyon Financial Services d/b/a US Bancorp Portfolio Services ("USBPS") as servicer, made available to U.S. Bank National Association (the "Trustee"), as trustee for the noteholders of DVI Receivables XVIII, L.L.C., the servicer report for the payment date January 12, 2005 attached hereto as Exhibit
99.1 (the "January Report").

USBPS has certified to the January Report. The January Report has not been approved by any third party, including the Trustee.

Item 9. Financial Statements and Exhibits

      (a)   Exhibits

            99.1 - DVI Receivables XVIII, L.L.C. 2002-2 Servicer Report for the Payment Date January 12, 2005.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  DVI Receivables XVIII, L.L.C.,
                                                  by its Managing Member,
                                                  DVI Receivables Corp. VIII

                                                  By: /s/ Dennis Buckley
                                                      --------------------------
                                                      Dennis Buckley
                                                      Vice President

Dated: January 19, 2005